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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              September 25, 1998 (Date of earliest event reported)

                          CYGNET FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        000-24747               86-0917503
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

            2525 East Camelback Road, Suite 1150, Phoenix, AZ 85016
             (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code (602) 522-3100

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          On September 25, 1998, Ugly Duckling Corporation and Cygnet Financial Corporation terminated the Rights Offering described in Cygnet's Prospectus dated August 26, 1998. The Rights Offering was terminated primarily due to lack of market acceptance resulting in an inadequate level of subscriptions necessary to meet certain minimum requirements for Nasdaq listing of Cygnet's Common Stock. As a result, the Split-up described in Ugly Duckling's Proxy Statement dated August 24, 1998 will not occur on September 30, 1998, if at all.

          On September 28, 1998, Ugly Duckling and Cygnet issued a press release relating to the termination of the Rights Offering. A copy of the press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


EXHIBIT
NUMBER         DESCRIPTION

 4.1           Right to Rescind described in Item 5. above*

99.1           Press Release dated September 17, 1998*

99.2           Press Release dated September 28, 1998

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* Previously filed


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CYGNET FINANCIAL CORPORATION
                                                     (Registrant)



Date September 28, 1998                      By
                                               ---------------------------
                                                       (Signature)

                                             Steven P. Johnson
                                             Senior Vice President

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  4.1       Right to Rescind described in Item 5*

 99.1       Press Release dated September 17, 1998*

 99.2       Press Release dated September 28, 1998

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* previously filed